UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                                  SCHEDULE 14A
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                            SCHEDULE 14A INFORMATION
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                        SECURITIES EXCHANGE ACT OF 1934

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                           INTERLINK ELECTRONICS, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


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


         On October 6, 2006, Interlink Electronics, Inc. (the "Company") issued a press release announcing that it had reached agreement (the "Agreement") with Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Capital, L.P., SRB Greenway Capital (Q.P.), L.P., SRB Greenway Offshore Operating Fund, L.P., Tom Thimot and Lawrence S. Barker (collectively, the "Becker Group") with respect to the composition of the Company's Board of Directors. Pursuant to the Agreement, the Becker Group has terminated its solicitation of proxies in opposition to the Company's nominees and the Company has agreed that, effective immediately following the election of its nominees at its Annual Meeting scheduled for October 18, 2006, Lawrence S. Barker and Tom Thimot will serve as additional directors. Messrs. Barker and Thimot were the Becker Group's nominees in the group's proxy solicitation.

         Upon consummation of the Agreement, the Company's Board of Directors will consist of the six existing directors plus Messrs. Barker and Thimot.

         A copy of the Agreement is attached as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.


EXHIBITS

         10.1 Agreement, dated October 4, 2006, by and between Interlink Electronics, Inc., Steven R. Becker, BC Advisors, LLC, SRB Management, L.P., SRB Greenway Capital, L.P., SRB Greenway Capital (Q.P.), L.P., SRB Greenway Offshore Operating Fund, L.P., Tom Thimot and Lawrence S. Barker.

         99.1     Press Release, dated October 6, 2006.